Hawaiian Tax-Free Trust

The Cascades Trust
Aquila Tax-Free Trust of Oregon

Supplement dated June 26, 2019
to the Prospectus and Statement of Additional Information
dated July 25, 2018

The following disclosure replaces and supersedes any contrary information in the Prospectus and Statement of Additional Information, effective July 25, 2019:

Sales Charges for Purchases of $250,000 or More of Class A Shares

You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares include:
(i) Class A Shares issued in a single purchase of $250,000 or more by a single purchaser; and
 (ii) Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Trust or any other fund in the Aquila Group of Funds that are owned by the purchaser is $250,000 or more.
Redemption of CDSC Class A Shares
If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see "Reduced Sales Charges for Certain Purchases of Class A Shares" below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.
When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds ("Aquila Fund Shares") that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased.  The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased on or after July 25, 2019 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed During First Two Years After Purchase
$250,000 and up to $2.5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2
Over $2.5 million	0.25 of 1% on shares redeemed in year 1 No CDSC on shares redeemed in year 2
The CDSC will not apply to CDSC Class A Shares held for longer than two years.
Each time you place a request to redeem shares, the Trust will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.
The Trust will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the two-year holding period will end on the first business day of the 24th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 24 depending on when your actual purchase was made.
Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares on or after July 25, 2019 as follows:
Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price
$250,000 but less than $2.5 million	0.50 of 1%
$2.5 million or more	0.25 of 1%

Please retain this supplement for future reference.

AQL-HIORCLAPS-0619